UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

American Brewing Company, Inc.
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

27-2432263
(IRS Employer Identification No.)

180 West Dayton Street, Warehouse 102, Edmonds, WA 98020
 (Address of registrant’s principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act: Not applicable

Title of each class                                                                           Name of each exchange on which
to be so registered                                                                           each class is to be registered

If this form relates to the registration of a class of Securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. []

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-193725

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock
(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered

The Registrant hereby incorporates its filing pursuant to Rule 424(b), filed on April 21, 2014.

Item 2. Exhibits

The Registrant hereby incorporates its filings pursuant to Form S-1, dated February 3, 2014, March 7, 2014, March 31, 2014 and April 10, 2014.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

American Brewing Company, Inc.

By:           /s/ Neil Fallon                                                                           April 22, 2014
______________________________
Neil Fallon, Chief Executive Officer

By:           /s/ Julie Anderson                                                                      April 22, 2014
_____________________________
Julie Anderson, Vice President

*Print the name and title of the signing officer under his signature.